Centennial SB, A FSB
          Supervisory Agreement
          Page 1


                                SUPERVISORY AGREEMENT
                               ----------------------

               This Supervisory Agreement ("Agreement") is made and is effective this ____ day of ________________, 1997 (the "Effective Date"), by and between Centennial Savings Bank, F.S.B. (the "Association"), a federally chartered stock association, having its main office located at Durango, Colorado, and the Office of Thrift Supervision ("OTS"), an office within the United States Department of the Treasury, having its principal executive offices located at 1700 G Street, N.W., Washington, D.C., acting through its Midwest Regional Director or his/her designee ("Regional Director").

               WHEREAS, the OTS is the primary federal regulatory of the Association; and

               WHEREAS, based on the OTS Report of Examination for the examination of the Association, which commenced on September 30, 1996 ("ROE"), the OTS is of the opinion that the Association has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Association is subject and/or (ii) are considered to be unsafe and unsound; and

               WHEREAS, the OTS is  of the opinion  that grounds exist  for
          the  initiation   of  administrative   proceedings  against   the
          Association; and

               WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Association will: (i) comply with all applicable laws and regulations and (ii) engage in safe and sound practices; and

               WHEREAS, the Association, acting through its Board of Directors (the "Board"), without admitting or denying any violations of laws or regulations and/or unsafe and unsound practices, wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations and (ii) engage in safe and sound practices.

               NOW, THEREFORE, in consideration of the above premises, the mutual undertakings set forth herein, the parties hereto agree as follows:


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          Supervisory Agreement
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           COMPLIANCE WITH LAWS, REGULATIONS AND SAFE AND SOUND PRACTICES


          1.   Compliance  With  Laws,  Regulations  and  Safe  and   Sound
               Practices


               The Association and its Board and Officers shall take all necessary and appropriate actions to achieve compliance with the following laws, regulations, and safe and sound business practices:

               (A) Section 5(v) of the Home Owners' Loan Act, 12 U.S.C. S 1464(v) (regarding reports of condition);

               (A)  Part  562.2(b)  of  the  OTS  Regulations,  12   C.F.R.
                    Part 562.2(b) (regulatory reporting standards);

               (A) Section 560.160 of the OTS Regulations, 12 C.F.R. S 560.160 (regarding classification of assets);

               (A)  Section 563.161  of  the  OTS  Regulations,  12  C.F.R.
                    S 563.161   (regarding    management   and    financial
                    policies/compensation);

               (A) Section 563.170(c) of the OTS Regulations, 12 C.F.R. S 563.170(c) (regarding establishment and maintenance of records);

               (A)  Section 563.176  of  the  OTS  Regulations,  12  C.F.R.
                    S 563.176  (regarding  interest-rate  risk   management
                    policies and procedures);

               (A)  Section 563.50  of  the  OTS  Regulations,  12   C.F.R.
                    S 563.50 (regarding Qualified Thrift Lender Status);

               (A) Section 567.12(e) of the OTS Regulations, 12 C.F.R. S 567.12(e) (regarding qualifying intangible amounts and mortgage servicing rights);

                    (i) Part 566 of the OTS Regulations, 12 C.F.R. S 566.1 et seq. (regarding liquidity requirements);


                    (J)  Operating with appropriate internal controls; and

                    (K) Operating with adequate oversight and direction over the affairs of the Association.


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          Supervisory Agreement
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                                CORRECTIVE PROVISIONS

          1.             Management Plan

               By June 30, 1997, the Association and its Board shall submit to the OTS Midwest Regional Office in Dallas, Texas, a management plan that provides for a permanent President, Chief Executive Officer, and Chief Financial Officer.

          1.   Transactions With Affiliates


               (a) The Association and its Board shall comply with the provisions of 12 C.F.R. SS 563.41 and 563.42 of the OTS Regulations, and shall:

                              (i) Cause service agreements to be executed to ensure that services performed by its holding company, Aspen Bancshares, Incorporated ("Aspen"), and its subsidiaries, for or on behalf of the Association are performed in a manner that maintain the separate corporate existence of the Association and Aspen or any of its affiliates;

                              (ii) Identify all consultants being  utilized
                         by the Association and ensure that agreements have been executed with such consultants including confidentiality provisions and that consulting agreements with individuals serving on an acting basis as officers of the Association are approved by the Board.

                              (iii)Determine and document in the minutes of
                         the board's meetings, the total amount owed by the Association to Aspen for the services being provided by Dirk Broekema, Jr. as Acting President of the Association and evaluate the cost effectiveness of the use of consultants as opposed to hiring full time staff to perform such functions.

               (b) The Association and the Board shall by May 31, 1997, submit to the OTS Midwest Regional Office in Dallas, Texas, a certified true copy of a resolution of the Board that the above provisions of Paragraph 5(a)(i),
                    (ii), and (iii) were undertaken and completed by the Association and its Board.


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          Supervisory Agreement
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          1.   Bylaw Amendment


               By April 30, 1997, the Association and its Board shall submit notice of a bylaw amendment as required by 12 C.F.R. S 552.5(b) together with a certification that the proposed amendment is permissible under all applicable laws, rules or regulations.

          1.   Thrift Financial Reports

               By April 30, 1997, the Association and its Board shall submit to the OTS Midwest Regional Office in Dallas, Texas, a certified true copy of a resolution of the Board that the December 31, 1996 Thrift Financial Report is accurate.

          1.   Internal Controls

              By May 31, 1997, the Association and its Board shall submit to the OTS Midwest Regional Office in Dallas, Texas, a certified true copy of a resolution of the Board that the internal control weaknesses identified by the internal auditor and independent auditors during the OTS September 30, 1996 examination of the Association, have been corrected.


                                    MISCELLANEOUS

          1.                  Compliance With Agreement


               The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Agreement.


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          Supervisory Agreement
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          1.   Definitions


               All technical  words or  terms used  in this  Agreement  for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, Home Owners' Loan Act ("HOLA"), Federal Deposit
          Insurance  Act  ("FDIA"), or  OTS  Memoranda.   Any  such
          technical words or terms used in this Agreement and undefined in said Code of Federal Regulations, HOLA, FDIA, or OTS Memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

          1.   Successor Statutes, Regulations, Guidance, Amendments

               Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

          1.   Duration, Termination or Suspension of Agreement

                    (a) This Agreement shall: (i) become effective upon its execution by the OTS, through its authorized representative, whose signature appears below, and (ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its
                    Director or the Regional Director (including any authorized designee thereof).

                    (b)  The  Regional  Director,  in   his  or  her   sole
                    discretion, may, by written notice, suspend any or all provisions of this Agreement.

          1.   Time Limits

               Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

          1.   Effect of Headings

               The Section headings herein are for convenience only and shall not affect the construction hereof.


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          Supervisory Agreement
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          1.   Separability Clause

               In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remain provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his/her sole discretion determines otherwise.

          1. No Violations of Law, Rule, Regulation or Policy Statement Authorized; OTS Not Restricted

               Nothing in this Agreement shall be construed as:

                    (a) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject; or

                    (b) restricting the OTS from taking such action(s) that are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

          1.  Successors in Interest/Benefit

               The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto, the Federal Deposit Insurance Corporation, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          1.  Signature of Directors


               Each director of the Association signing the Agreement attests, by such act, that she or he, as the case may be, voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Association.


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          Supervisory Agreement
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          1. Integration Clause and Reservation of Enforcement Powers


                    (a) This Agreement represents, as of the Effective Date, the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter.